                                                                   EXHIBIT 10.54

                   EIGHTH AMENDMENT TO COST SHARING NATIONAL
                                 IRU AGREEMENT

     THIS EIGHTH AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the ____ day of December 2000 (the "Amendment Effective Date"), by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and MCLEODUSA INFORMATION SERVICES, INC. (f/k/a Splitrock Services, Inc.), a Delaware corporation ("Grantee"). This Amendment modifies and amends that certain Cost Sharing National IRU Agreement dated
April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS
                                    --------

     A. The parties desire to amend the Intercity Route Schedule and the Scheduled Completion Dates and fiber counts for certain Segments, subject to and in accordance with the terms and provisions set forth in this Amendment.

     B. The parties desire to amend the Acceptance Testing procedures of the Grantee Fibers, subject to and in accordance with the terms and provisions set forth in this Amendment.

     C. The parties desire to amend the procedures for obtaining future space in the Facilities, subject to and in accordance with the terms and provisions set forth in this Amendment.

                               TERMS OF AMENDMENT
                               ------------------

     Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

                                   ARTICLE 1
                 REVISION TO GRANTOR INTERCITY ROUTE SCHEDULES
                 ---------------------------------------------

1.01  The Exhibit "B" attached to the Agreement (Grantor Intercity Route
          -----------
Schedule), as amended by the Second Amendment dated March 30, 2000 and the Seventh Amendment dated September 25, 2000, is hereby deleted and is replaced by the Exhibit "B" attached hereto (Grantor Intercity Route Schedule).
    -----------

1.02  The Exhibit "A-1" attached to the Seventh Amendment, dated September 25,
          -------------
2000 (First Additional Intercity Fibers), is hereby deleted and is replaced by the Exhibit "A-1" attached hereto (First Additional Intercity Fibers).
    -------------

CONFIDENTIAL--Eighth Amendment
Page 1

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

1.03  The Exhibit "A-2" attached to the Seventh Amendment dated September 25,
          -------------
2000 (Second Additional Intercity Fibers) is hereby deleted and is replaced by the Exhibit "A-2" attached hereto (Second Additional Intercity Fibers).
    -------------

1.04 Section 1.02 of the Seventh Amendment is hereby deleted and is replaced by the following Section 1.02:

                                     (***)

1.05 Section 2.02 of the Seventh Amendment is hereby deleted and is replaced by the following Section 2.02:

                                     (***)

     Grantee has already paid to Grantor $(***) toward twenty five percent (25%) of the IRU Contribution.

                                   ARTICLE 2
                               SEGMENT REVISIONS
                               -----------------
                                     (***)

--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------

                                     (***)

--------------------------------------------------------------------------------------------------
  (***)                 (***)                    (***)             (***)               (***)
--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------

                                     (***)

--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 2

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                     (***)

--------------------------------------------------------------------------------------------------
  (***)                 (***)                    (***)             (***)               (***)
--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------
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--------------------------------------------------------------------------------------------------

                                     (***)

2.04  The fibers located in the new Segment identified in Section 2.01 and
Section 2.02 and the additional fibers identified in Section 2.02 shall be considered Grantee Fibers under the Agreement. The IRU with respect to such fibers shall commence as of the IRU Effective Date for the relevant Segment.

                                     (***)


                                   ARTICLE 3
                       ACCEPTANCE TESTING SPECIFICATIONS
                       ---------------------------------

     The Exhibit "I" attached to the Agreement (Acceptance Testing Procedures
         -----------
and Standards) is hereby deleted and is replaced by the Exhibit "I" attached
                                                        -----------
hereto (Acceptance Testing Procedures and Standards).

                                   ARTICLE 4
                                FACILITIES SPACE
                                ----------------

                                     (***)


                                   ARTICLE 5
                         REVISION TO GRANTOR SYSTEM MAP
                         ------------------------------

     The Exhibit "A" attached to the Agreement (Grantor System Map) is hereby
         -----------
deleted and is replaced by the Exhibit "A" attached hereto (Grantor System Map).
                               -----------

                                   ARTICLE 6
                           GRANTEE SPACE REQUIREMENTS
                           --------------------------

     The Exhibit "K" attached to the Agreement (Grantee Space Requirements), as
         -----------
further amended by the Seventh Amendment, is hereby deleted and is replaced by the Exhibit "K" attached hereto (Grantee Space Requirements).
    -----------

CONFIDENTIAL--Eighth Amendment
Page 3

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                   ARTICLE 7
                                  RATIFICATION
                                  ------------

     Except as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and this Eighth Amendment, the original terms and provisions of the Agreement shall continue in full force and effect and the Agreement, as amended by the First, Second, Third, Fourth, Fifth, Sixth, Seventh and this Eighth Amendment, is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first written above.


LEVEL 3 COMMUNICATIONS, LLC         MCLEODUSA INFORMATION SERVICES, INC.
                                    (f/k/a Splitrock Services, Inc.)


By: ____________________________    By: ____________________________

Title: _________________________    Title: _________________________













CONFIDENTIAL--Eighth Amendment
Page 4

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                  Exhibit "A"
                                  -----------
                               Grantor System Map
                               ------------------

                 [GRAPHIC OF GRANTOR SYSTEM MAP APPEARS HERE]



CONFIDENTIAL--Eighth Amendment
Page 5

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                 Exhibit "A-1"
                                 -------------
                       First Additional Intercity Fibers
                       ---------------------------------
                              Segments/City Pairs
                              -------------------

---------------------------------------------------------------------------------------------------------------------
  (***)                 (***)                     (***)              (***)               (***)             (***)
---------------------------------------------------------------------------------------------------------------------
                        (***)
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---------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 6

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

---------------------------------------------------------------------------------------------------------------------
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---------------------------------------------------------------------------------------------------------------------
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(***)
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

CONFIDENTIAL--Eighth Amendment
Page 7

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                 Exhibit "A-2"
                                 -------------
                       Second Additional Intercity Fibers
                       ----------------------------------
                              Segments/City Pairs
                              -------------------

-----------------------------------------------------------------------------------------------------------------------
  (***)                 (***)                     (***)              (***)               (***)              (***)
-----------------------------------------------------------------------------------------------------------------------
                        (***)
-----------------------------------------------------------------------------------------------------------------------
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-----------------------------------------------------------------------------------------------------------------------
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

CONFIDENTIAL--Eighth Amendment
Page 8

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

-----------------------------------------------------------------------------------------------------------------------
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

CONFIDENTIAL--Eighth Amendment
Page 9

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                  Exhibit "B"
                                  -----------
                              Segments/City Pairs
                              -------------------
                        Grantor Intercity Route Schedule
                        --------------------------------

-------------------------------------------------------------------------------------------------------------------------
  Route         City Pairs       Estimated Route   Fiber Count     Price per      Estimated IRU         IRU Scheduled
 Segment                              Miles                          mile             fee/1/           Completion Date
-------------------------------------------------------------------------------------------------------------------------
            NORTHWEST DISTRICT
-------------------------------------------------------------------------------------------------------------------------
  (***)           (***)               (***)           (***)          (***)            (***)                 (***)
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
---------------
/1/  Estimated IRU Contribution:  IRU fee to be determined by actual route miles

CONFIDENTIAL--Eighth Amendment
Page 10

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

-------------------------------------------------------------------------------------------------------------------------
                  (***)
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

CONFIDENTIAL--Eighth Amendment
Page 11

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

-------------------------------------------------------------------------------------------------------------------------
                  (***)
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  (***)           (***)               (***)           (***)          (***)            (***)                 (***)
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

The Scheduled Completion Date shall be the last day of the month listed as the IRU Scheduled Completion Date.








CONFIDENTIAL--Eighth Amendment
Page 12

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                  Exhibit "I"
                                  -----------
                  Acceptance Testing Procedures and Standards
                  -------------------------------------------

After Grantor has completed end-to-end connectivity on the fibers, bi-directional span testing with an Optical Time Domain Reflectometer ("OTDR") will be done. Once the pigtails have been spliced, loss measurements will be recorded using an industry-accepted laser source and a power meter. OTDR traces will be taken and splice loss measurements will be recorded. Grantor will store OTDR traces on data sheets. Copies of all data sheets will be available to Grantee.

The power loss measurements shall be made at 1550 nm, and performed bi-directionally.

OTDR traces shall be taken in both directions at 1550 nm.

Guaranteed span loss shall include loss from fiber attenuation, splices and connectors coupling cable to the Grantor-designated optical termination panel. The loss shall not include the fiber/cable and connectors from the Grantor-designated optical termination panel to Grantee's colocation space. Average loss per span shall be calculated on a fiber length basis only. The average loss per span shall not exceed 0.25 dB/km.

The fibers shall be terminated to the Grantor-designated optical termination panel with SC-PC connectors, unless another type of connector is specified. Pigtails and jumpers shall be manufactured with standard single mode fiber or equivalent.

Testing for Segments for which the Segment End Point is other than a Grantor point of presence shall be performed in a coordinated fashion, so that Grantee shall connect and test the fiber owned by it in conjunction with Grantor's testing of the Grantee Fibers. In the event that the entire tested portion does not satisfy the testing criteria set forth herein, Grantee and Grantor shall work together in good faith to pinpoint the cause of the problem and each party shall be responsible for the timely performance of such repairs on the fibers owned by it (so that Grantor shall only be responsible for repairs needed to bring the Grantee Fibers into compliance with this Exhibit). Grantor may (in the event of a dispute respecting testing and acceptance of the Grantee Fibers within any such Segment) arrange to have the Grantee Fibers tested only to the Segment End Point and, if such Grantee Fibers meet the testing criteria set forth herein, Grantee shall be obligated to accept and pay for such Grantee Fibers (notwithstanding the fact that the fibers connected to Grantor's point of presence may not be functioning properly).


CONFIDENTIAL--Eighth Amendment
Page 13

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

                                  Exhibit "K"
                           Grantee Space Requirements

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------
                  (***)
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------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 14

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
(***)             (***)                                            (***)          (***)
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

CONFIDENTIAL--Eighth Amendment
Page 15

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
(***)             (***)                                            (***)          (***)
------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 16

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
(***)             (***)                                            (***)          (***)
------------------------------------------------------------------------------------------------------------------
                  (***)
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------------------------------------------------------------------------------------------------------------------
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------------------------------------------------------------------------------------------------------------------
                  (***)
------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 17

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
(***)             (***)                                            (***)          (***)
------------------------------------------------------------------------------------------------------------------
(***)             (***)                                            (***)          (***)
------------------------------------------------------------------------------------------------------------------
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                  (***)
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

CONFIDENTIAL--Eighth Amendment
Page 18

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
                  (***)
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------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL--Eighth Amendment
Page 19

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST

------------------------------------------------------------------------------------------------------------------
                                                                                              (***)
------------------------------------------------------------------------------------------------------------------
(***)                                (***)                         (***)          (***)               (***)
------------------------------------------------------------------------------------------------------------------
(***)

------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------
(***)
------------------------------------------------------------------------------------------------------------------











CONFIDENTIAL--Eighth Amendment
Page 20

                                 CONFIDENTIAL
                                   TREATMENT
                                    REQUEST